Prepaid expenses and accrued income	12 Months Ended
Dec. 31, 2021
Prepaid expenses and accrued income [Abstract]
Prepaid expenses and accrued income
9.	Prepaid expenses and accrued income

	As of December 31,
In CHF thousands	2021	2020
Prepaid expenses	3,015	3,954
Accrued income	975	1,591
Total	3,990	5,545

The prepaid expenses relate mainly to research contracts with down-payments at contract signature with the related activities to start or continue into 2022 as well as prepayment for our Director and Officer’s insurance coverage.

Accrued income consists of CHF 0.9 million December 31, 2021 associated with our MJFF grants (see “Note 13.2 Grant income”). This amount represents 87% of our total accrued income as of December 31, 2021. As of December 31, 2020, the Company recorded CHF 1.1 million of accrued income associated with our Janssen collaboration. This amount represented 68.1% of our total accrued income as of December 31, 2020.